                                                                    EXHIBIT 10.M




                               EL PASO CORPORATION


                           DEFERRED COMPENSATION PLAN



               AMENDED AND RESTATED EFFECTIVE AS OF JUNE 13, 2002

                                TABLE OF CONTENTS


SECTION 1         PURPOSE........................................................................................1
         1.1      Purpose........................................................................................1

SECTION 2         ADMINISTRATION.................................................................................1
         2.1      Management Committee...........................................................................1

SECTION 3         PARTICIPANTS...................................................................................1
         3.1      Participants...................................................................................1

SECTION 4         DEFERRALS......................................................................................2
         4.1      Eligible Compensation..........................................................................2
         4.2      Deferred Payment of Base Salary................................................................2
         4.3      Deferred Payment of Cash Incentive Awards......................................................3
         4.4      Deferred Payment for Performance Units.........................................................3
         4.5      Deferred Payment for Equity Awards.............................................................3
         4.6      Deferred Payment for Amounts Awarded Under Other Plans.........................................4
         4.7      Memorandum Account and Subaccounts.............................................................4
         4.8      Prior Deferrals................................................................................5
         4.9      Payment of Deferred Eligible Compensation......................................................5
         4.10     Acceleration of Payment of Deferred Eligible Compensation......................................6
         4.11     Provisions Regarding Former Sonat Employees....................................................6
         4.12     Provisions Regarding Former Coastal Employees..................................................8

SECTION 5         GENERAL PROVISIONS............................................................................11
         5.1      Unfunded Obligation...........................................................................11
         5.2      Discretionary Investment by Company...........................................................11
         5.3      Beneficiary...................................................................................11
         5.4      Permanent Disability..........................................................................12
         5.5      Incapacity of Participant or Beneficiary......................................................12
         5.6      Nonassignment.................................................................................12
         5.7      No Right to Continued Employment..............................................................12
         5.8      Withholding Taxes.............................................................................12
         5.9      Termination and Amendment.....................................................................13
         5.10     Applicable Law................................................................................13
         5.11     Compliance with Securities Laws...............................................................13
         5.12     Source of Common Stock and Adjustments........................................................13
         5.13     Regulatory Approvals and Listing..............................................................14



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El Paso Corporation                    -i-                     Table of Contents
Deferred Compensation Plan

                               EL PASO CORPORATION
                           DEFERRED COMPENSATION PLAN
               AMENDED AND RESTATED EFFECTIVE AS OF JUNE 13, 2002


                                SECTION 1 PURPOSE

1.1      PURPOSE

         The purpose of the El Paso Corporation Deferred Compensation Plan (the "Plan") is to permit the executives and certain key management employees of El Paso Corporation (the "Company") and its subsidiaries to defer all or some part of their Eligible Compensation (as defined below) in order for the Company to attract and retain exceptional personnel.


                            SECTION 2 ADMINISTRATION

2.1      MANAGEMENT COMMITTEE

         The Plan shall be administered by a management committee (the "Management Committee") consisting of the Chief Executive Officer and such other senior officers as he or she shall designate. Subject to the Compensation Committee (the "Compensation Committee") of the Company's Board of Directors (the "Board"), the Management Committee shall interpret the Plan, prescribe, amend and rescind rules relating to it, select eligible Participants, and take all other actions necessary for its administration, which actions shall be final and binding upon all Participants. No member of the Management Committee shall vote on any matter that pertains solely to himself or herself.


                             SECTION 3 PARTICIPANTS

3.1      PARTICIPANTS

         The Management Committee shall determine and designate the executives and key management employees of the Company and its subsidiaries who are eligible to defer Eligible Compensation under the Plan (the "Participants"). Members of the Board who are full-time executives of the Company shall be eligible to participate in the Plan.



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El Paso Corporation                                                       Page 1
Deferred Compensation Plan
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                               SECTION 4 DEFERRALS

4.1      ELIGIBLE COMPENSATION

         For purposes of this Plan the term "Eligible Compensation" means the following:

         (a) "Base Salary" is the Participant's base salary being paid for the year or partial year, exclusive of bonuses or other forms of cash incentive compensation for the year;

         (b) "Cash Incentive Award" is an annual incentive award made under the Company's Incentive Compensation Plan or an annual cash incentive award under a similar annual incentive plan maintained by the Company or a subsidiary of the Company, as applicable;

         (c) Payment for "Performance Units" which are granted pursuant to the Company's Omnibus Compensation Plan or other similar performance unit plan maintained by the Company or a subsidiary of the Company, as applicable;

         (d) "Equity Award" is a Participant's award of nonqualified stock options, stock appreciation rights, restricted stock, or other equity-based compensation granted pursuant to the terms and conditions of the applicable Company plan from which such awards were made; and

         (e) Compensation otherwise payable pursuant to the terms of other plans which the Company or its subsidiaries may from time to time maintain, including but not limited to, the supplemental RSP benefits under the Company's Supplemental Benefit Plan, as may be amended from time to time.

4.2      DEFERRED PAYMENT OF BASE SALARY

         Prior to January 1 of any year (or, with respect to individuals who first become Participants during a year, on or before the date on which they become Participants) each Participant may elect to have the payment of all or a portion of his or her Base Salary for the year beginning January 1 (or, if later, so much of the year as commences on the day following the date on which the individual becomes a Participant) deferred until his or her retirement, death, Permanent Disability (as defined below), resignation, designated payment date or termination of employment with the Company and its subsidiaries, or until any other specified time that is determined by the Management Committee. The minimum amount that may be so deferred is $1,000. The election shall be irrevocable and shall be made on a form prescribed by the Management Committee. The election shall apply only to that calendar year or partial year. If a Participant has not made an election, the Base Salary paid to him or her for that year shall be paid in accordance with the Company's normal payroll practices.



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El Paso Corporation                                                       Page 2
Deferred Compensation Plan
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4.3      DEFERRED PAYMENT OF CASH INCENTIVE AWARDS

         Each Participant may, at such time as the Management Committee may determine, in its sole discretion, elect to have the payment of all or a portion of his or her Cash Incentive Award, if any, for the year deferred until the Participant's retirement, death, Permanent Disability, resignation, designated payment date or termination of employment with the Company and its subsidiaries, or until any other specified time that is determined by the Management Committee. The minimum amount that may be so deferred is $1,000. The election shall be irrevocable and shall be made on a form prescribed by the Management Committee. The election shall apply only to that year. If a Participant has not made an election, any Cash Incentive Award granted to the Participant for that year shall be paid pursuant to the terms of the applicable annual incentive compensation plan under which the award was made.

4.4      DEFERRED PAYMENT FOR PERFORMANCE UNITS

         Each Participant may, prior to the vesting of Performance Units and in a manner prescribed by the Management Committee, elect to have all or a portion of the lump-sum cash payment payable pursuant to the terms of the applicable omnibus compensation plan or other performance unit plan with respect to vested Performance Units deferred until the Participant's retirement, death, Permanent Disability, resignation, designated payment date or termination of employment with the Company and its subsidiaries or until any other specified time that is determined by the Management Committee. The minimum amount that may be so deferred is $1,000. The election shall be irrevocable and shall be made on a form prescribed by the Management Committee. The election shall apply only to the Performance Units that may become vested with respect to that year. If a Participant has not made an election, any cash payment for Performance Units shall be paid pursuant to the applicable provisions of the plan under which the Performance Units were granted.

4.5      DEFERRED PAYMENT FOR EQUITY AWARDS

         Each Participant may elect, at a time and in a manner determined by the Management Committee and the plan administrator of the plan from which Equity Awards are granted, to have the payment of all or a portion of such Equity Award deferred until his or her retirement, death, Permanent Disability, resignation, designated payment date or termination of employment with the Company and its subsidiaries, or until any other specified time that is determined by the Management Committee. The election shall be irrevocable and shall be made on a form prescribed or accepted by the Management Committee. If a Participant has not made an election, any Equity Award granted to the Participant shall be paid pursuant to the terms of the applicable Company plan under which the award was made. All Equity Awards deferred shall be credited to the Deferred Stock Account, unless the Management Committee shall, in its sole discretion, otherwise determine.



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El Paso Corporation                                                       Page 3
Deferred Compensation Plan
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4.6      DEFERRED PAYMENT FOR AMOUNTS AWARDED UNDER OTHER PLANS

         Participants may be allowed to irrevocably elect to defer, in the sole discretion of the Management Committee, amounts that would otherwise be payable under any other plan maintained or which may be maintained by the Company or its subsidiaries. Any such deferrals must be permitted pursuant to the terms of such other plans. If an election is made under another Company plan to have amounts deferred pursuant to the terms of this Plan, the amount initially to be credited as deferred under this Plan shall be determined as provided in the applicable other plan of the Company. Except as otherwise specifically provided in any such other plan, from the date specified in the applicable election (or if no such date is specified then from the date such election is effective) until the date any deferred amount is paid (or otherwise credited back to the applicable plan as provided in applicable provisions of such plan which are acceptable to the Management Committee), the provisions of this Plan shall govern (i) the determination of the value of amounts deferred, including the calculation (and, where applicable, the disposition), of income, expenses, gains and losses to be credited to such deferrals, and (ii) the terms and conditions of the distribution of such deferred amounts.

4.7      MEMORANDUM ACCOUNT AND SUBACCOUNTS

         The Company shall establish a ledger account (the "Memorandum Account") for each Participant who has elected to defer the payment of any part of his or her Eligible Compensation, for the purpose of reflecting the Company's obligation to pay the deferred amount as provided in Section 4.9. Interest or other income, expense, gain or loss, as applicable, shall accrue on the deferred amount to the date of distribution, and shall be credited to the Memorandum Account at the end of each calendar quarter or such other periods as may be determined by the Management Committee. The Management Committee shall determine the rate of interest or method for determining other income, expense, gain or losses periodically and in so doing may take into account the earnings, losses, appreciation or depreciation attributable to any discretionary investments made pursuant to Section 5.2, including, but not limited to, any investment direction from a Participant regarding amounts credited to his or her Memorandum Account. A Memorandum Account can consist of the following types of subaccounts:

         (a) "Interest Account" means a subaccount that is credited with interest periodically at such times and rates as may be determined by the Management Committee in its sole discretion;

         (b) "Investment Account" means the subaccount that has earnings/losses credited periodically based upon, at least in part, the performance of certain investment funds (and can include any other subaccount other than the Deferred Stock Account) made available from time to time by the Management Committee, in its sole discretion;

         (c) "Deferred Stock Account" means the subaccount that is credited with hypothetical shares of Company common stock, par value three dollars ($3.00) per share ("Common Stock"), and has earnings/losses credited periodically based upon the performance of the Common Stock, including, but not limited to, the reinvestment of dividends and distributions, if any, made on the Common Stock; and



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El Paso Corporation                                                       Page 4
Deferred Compensation Plan
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         (d)      Such other subaccounts as the Management Committee, in its sole discretion, shall determine to create.

4.8      PRIOR DEFERRALS

         Compensation which was deferred by a Participant under the Company's Incentive Compensation Plan or Omnibus Compensation Plan or a similar plan maintained by the Company's former parent company or a company acquired by the Company shall be paid by the Company pursuant to the terms of this Plan.

4.9      PAYMENT OF DEFERRED ELIGIBLE COMPENSATION

         Upon the retirement, death, Permanent Disability, resignation, designated payment date, termination of employment of a Participant who has elected to defer any portion of his or her Eligible Compensation for any year, or until any other specified time that is determined by the Management Committee, the Company shall pay to such Participant (or his or her Beneficiary in the case of his or her death) an amount equal to the balance of his or her Memorandum Account, plus interest, income, expense, gain or loss, as applicable (at a rate determined by the Management Committee pursuant to Section 4.7), on the outstanding account balance to the date of distribution and subject to approval of the Management Committee, as follows:

     (a) a lump-sum cash payment;

     (b) a lump-sum Common Stock distribution, to the extent the Participant has shares of Common Stock credited to his or her Deferred Stock Account (subject to applicable laws and regulations concerning the issuance of such shares of Common Stock);

     (c) a combination of (a) and (b) above; or

     (d) in periodic installments (consisting of cash and/or Common Stock (to the extent of the Participant's Deferred Stock Account)) over a period of years to be determined by the Participant at the time the deferral election is made, or as otherwise provided by the Management Committee in its sole discretion.

         Effective January 1, 2002, and subject to Sections 4.11 and 4.12, payment of all deferred amounts shall commence or be made in the month following (or as soon as administratively practical for terminations from January 1, 2002 through June 12, 2002) the Participant's retirement, death, Permanent Disability, resignation or termination of employment, or as soon as practical after the designated payment date as determined by the Plan Administrator.



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El Paso Corporation                                                       Page 5
Deferred Compensation Plan

4.10     ACCELERATION OF PAYMENT OF DEFERRED ELIGIBLE COMPENSATION

         In case of an unforeseeable emergency, a Participant or Beneficiary may request the Management Committee, on a form to be provided by the Management Committee or its delegate, that payment be made earlier than the date to which it was deferred or that there be a cessation of deferrals under the Plan. Payment or cessation of deferrals under this Section 4.10 are permitted only to the extent reasonably necessary to satisfy the emergency need.

         For purposes of this Section 4.10, an "unforeseeable emergency" shall be limited to a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent (as defined in Section 152(a) of the Internal Revenue Code (the "Code")) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The circumstances that will constitute an unforeseeable emergency will depend upon the facts of each case, but, in any case, payment may not be made and a cessation of deferral may not occur to the extent that such hardship is or may be relieved: (i) through reimbursement or compensation by available insurance or otherwise or (ii) by liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship. Moreover, payment of a deferred amount may not be made ahead of the date to which the amount was deferred to the extent that such hardship is or may be relieved by cessation of deferrals under the Plan.

         The Management Committee shall consider any requests for payment under this Section 4.10 on a uniform and nondiscriminatory basis and in accordance with the standards of interpretation described in Section 457 of the Code and the regulations thereunder. In the event there is a payment or a cessation of deferrals under this Section 4.10, the participant shall be ineligible to make further deferral elections for one year from the date of the Management Committee action approving the payment or cessation of deferral.

         In the event of the death of a Participant, the Management Committee, in its sole discretion, may pay the unpaid balance of a Participant's Memorandum Account in lump-sum as soon as administratively practical. The Management Committee in making its determination may consider such factors and require such information as it deems appropriate.

4.11     PROVISIONS REGARDING FORMER SONAT EMPLOYEES

         (a) CREDIT TO MEMORANDUM ACCOUNT. Effective as of January 1, 2000, each person who had an Account in the Sonat Inc. Deferred Compensation Plan (the "Sonat Plan") on December 31, 1999, and who has not had a Termination of Employment before January 1, 2000 (a "Former Sonat Participant"), shall have credited to a Memorandum Account an amount equal to the sum of (a) the balance of his Account in the Sonat Plan on December 31, 1999 (determined as set forth in Section 3.3 of the Sonat
         Plan) plus (b) the amount of any credits made under Section 3.1 of the Sonat Plan in 2000 with respect to pay periods ending before January 1, 2000. All Subaccounts under the Sonat Plan with respect to deferrals of base pay (valued as set forth above) shall be treated as



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El Paso Corporation                                                       Page 6
Deferred Compensation Plan
         deferrals of Base Salary under Section 4.2 of this Plan. All
         Subaccounts under the Sonat Plan with respect to deferrals of bonus (valued as set forth above) shall be treated as deferrals of Cash Incentive Awards under Section 4.3 of this Plan. All amounts so credited shall initially be invested in an Interest Account.

         (b) PAYMENT OF MEMORANDUM ACCOUNT. Unless the Participant has otherwise elected pursuant to the special election period established by the Management Committee, the amount credited to a Former Sonat Participant's Memorandum Account as provided in Section 4.11(a), and the interest, income, expense, gain or loss with respect thereto, shall be paid as provided in this Section 4.11(b), taking into account all Deferral Elections (as defined in the Sonat Plan) with respect thereto made before January 1, 2000.

                  For purposes of this Section 4.11(b):

                  (1) if the "Payment Commencement Event" (as defined in the Sonat Plan) with respect to a Deferral Election is termination of employment, then (a) the amount payable with respect to such Deferral Election shall be valued as of the last business day of the calendar quarter in which the termination of employment occurs, and (b) such amount shall be paid on the 15th day of the calendar quarter following the termination of employment (or if such day is not a business day, the next business day thereafter).

                  (2) if the Payment Commencement Event with respect to a Deferral Election is a specified July 1, and the Subaccount attributable to such Deferral Election is to be paid in a cash lump sum, then (a) the amount payable with respect thereto shall be valued as of the June 15 (or if such day is not a business day, the next business day thereafter) before the specified July 1, and (b) such amount shall be paid on the specified July 1 (or if such day is not a business day, the next business day thereafter).

                  (3) if the Payment Commencement Event with respect to a Deferral Election is a specified July 1, and the Subaccount attributable to such Deferral Election is to be paid in annual installments, then (a) the amount payable with respect thereto shall be valued as of each June 15 (or if that day is not a business day, the next business day) before the applicable July 1, and (b) the amount to be paid on each July 1 (or if that day is not a business day, the next business day) shall equal the value determined pursuant to clause (a) above divided by the number of installments remaining to be paid (including the installment about to be paid).

                  (4) notwithstanding any other election made by a Former Sonat Participant under the Sonat Plan before January 1, 2000, upon the Former Sonat Participant's death, the amount credited to the Former Sonat Participant's Memorandum Account as provided in Section 4.11(a), and the interest, income, expense, gain or loss with respect thereto, shall be valued as of the last business day of the calendar quarter in which the Former Sonat Participant's death occurred, and such amount



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El Paso Corporation                                                       Page 7
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                  shall be paid to the deceased Former Sonat Participant's
                  designated beneficiary (or, if no beneficiary has been designated, or if all designated beneficiaries have predeceased the Former Sonat Participant, to the Former Sonat Participant's estate) in a cash lump sum on the 15th day of the calendar quarter following the Former Sonat Participant's death (or if such day is not a business day, the next business day thereafter).

4.12     PROVISIONS REGARDING FORMER COASTAL EMPLOYEES

         (a) CREDIT TO MEMORANDUM ACCOUNT. Effective as of April 1, 2001, each person who had an account in the Deferred Salary Plan of the American Natural Resources System (the "Deferred Salary Plan") or the ANR Pipeline Company Management Incentive Compensation Program (the "Incentive Compensation Program") (collectively the "Coastal Plans") on March 31, 2001, and whose employment has not been terminated before April 1, 2001 (a "Former Coastal Participant"), shall have credited to a Memorandum Account an amount equal to the sum of (a) the balance of his account in the Coastal Plans on March 31, 2001 (determined as set forth in Section V of the Deferred Salary Plan and Section VI of the Incentive Compensation Program) plus (b) the amount of any credits made under Section V of the Deferred Salary Plan and Section VI of the Incentive Compensation Program in 2001 with respect to pay periods ending before April 1, 2001. All accounts under the Deferred Salary Plan with respect to deferrals of base salary (valued as set forth above) shall be treated as deferrals of Base Salary under Section 4.2 of this Plan. All accounts under the Incentive Compensation Program with respect to deferrals of Incentive Awards (valued as set forth above) shall be treated as deferrals of Cash Incentive Awards under
         Section 4.3 of this Plan. All amounts so credited shall initially be invested in an Interest Account.

         (b) PAYMENT OF MEMORANDUM ACCOUNT WITH RESPECT TO AMOUNTS DEFERRED UNDER THE DEFERRED SALARY PLAN. Unless the Participant has otherwise elected pursuant to the special election period established by the Management Committee, the amount credited to a Former Coastal Participant's Memorandum Account from the Deferred Salary Plan as provided in Section 4.12(a), and the Additional Amount (as defined in Section IV of the Deferred Salary Plan and Section II of the Deferred Salary Agreement) with respect thereto, shall be paid as provided in this Section 4.12(b), taking into account all deferral elections made in each Former Coastal Employee's Deferred Salary Agreement Payment Election Form with respect thereto made before April 1, 2001.

                  For purposes of this Section 4.12(b):

                  (1) In the event the Participant's employment is terminated for any reason other than retirement or death, payment shall be made as elected under this paragraph. The Participant shall elect the number of year(s) over which payment(s) is/are to be paid. Such election is irrevocable and shall be made at the time the Participant makes the election to defer an amount of his/her base salary. Payment shall begin on the 15th day of the month following the month in which



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El Paso Corporation                                                       Page 8
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

                  the Participant's employment is terminated for any reason other than retirement or death. Payment(s) shall continue on the same day for each subsequent year and shall continue until all benefits under the Plan shall have been paid. The total amount accrued to the benefit of the Participant (including the Additional Amount credited to the end of the month preceding the month in which the first payment is made) shall be divided by the number of payments selected by the Participant in order to determine the amount of the yearly payment. The amount of the first annual installment shall be the "basic installment" for future annual installments. For any annual payment after the first payment, the Additional Amount which has accrued since the time the basic installment was computed and ending with the end of the month preceding the month in which the particular annual payment is made, shall be added to and paid with the basic installment. The last annual payment shall include the entire balance accrued to the Participant.

                  (2) In the event the Participant's employment is terminated because of retirement (including early retirement), payment shall be made as elected under this paragraph. The Participant shall elect the month and year payments are to begin and the number of year(s) over which payment(s) is/are to be paid. Such election is irrevocable and shall be made at the time the Participant makes the election to defer an amount of his/her base salary. Payment shall begin on the 15th day of the month selected by the Participant. Payment(s) shall continue on the same day for each subsequent year and shall continue until all the benefits under the plan have been paid. The total amount accrued to the benefit of the Participant (including the Additional Amount credited to the end of the month preceding the month in which the first payment is made) shall be divided by the number of payments selected by the Participant in order to determine the amount of the yearly payment. The amount of the first annual installment shall be the "basic installment" for future annual installments. For any annual payment after the first payment, the Additional Amount which has accrued since the time the basic installment was computed and ending with the end of the month preceding the month in which the particular annual payment is made, shall be added to and paid with the basic installment. The last annual payment shall include the entire balance accrued to the Participant.

                  (3) In the event the Participant dies before the entire balance accrued to the Participant has been paid, payment shall be made as elected under this paragraph. The Participant shall elect the option under which payment shall be made. The options are as follows:

                           (a) Option A. Payment shall be in a lump sum on the 15th day of the month following the month in which the Participant dies.

                           (b) Option B. If the Participant has received at least one payment under either paragraph (1) or (2) prior to his/her death, payment shall continue in the same manner as if he/she had not died. If the Participant



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                           has not received any payment under either paragraph
                           (1) or (2) prior to his/her death, payment(s) shall begin on the 15th day of the month following the month in which the Participant dies and shall be over the number of years selected by the Participant.

                  The election under this paragraph is irrevocable and shall be made at the time the Participant makes the election to defer an amount of his/her base salary. If payments are made under Option B and the Participant has not received a payment under paragraph (1) or (2) prior to his/her death, payment(s) shall begin on the 15th day of the month following the month in which the Participant dies and shall continue on the same day for each subsequent year until all benefits under the Plan have been paid. In such an event, the total amount accrued to the benefit of the Participant (including the Additional Amount credited to the end of the month preceding the month in which the first payment is made) shall be divided by the number of payments selected by the Participant in order to determine the amount of the yearly payment. The amount of the first annual installment shall be the "basic installment" for future annual installments. For any annual payment after the first payment, the Additional Amount which has accrued since the time the basic installment was computed and ending with the end of the month preceding the month in which the particular annual payment is made, shall be added to and paid with the basic installment. The last annual payment shall include the entire balance accrued to the Participant. The Participant may designate a beneficiary(ies) to receive amounts paid under this paragraph. Such beneficiary(ies) may be changed at any time by the Participant. If no beneficiary is designated, payment(s) shall be made to the estate of the Participant.

         (c) PAYMENT OF MEMORANDUM ACCOUNT WITH RESPECT TO AMOUNTS DEFERRED UNDER THE INCENTIVE COMPENSATION PROGRAM. Unless the Participant has otherwise elected pursuant to the special election period established by the Management Committee, the amount credited to a Former Coastal Participant's Memorandum Account from the Incentive Compensation Program as provided in Section 4.12(a), and the interest, income, expense, gain or loss with respect thereto, shall be paid as provided in this Section 4.12(c), taking into account all deferral elections made in each Former Coastal Employee's Deferred Payment Request & Designation of Beneficiary form with respect thereto made before April 1, 2001.

                  For purposes of this Section 4.12(c):

                  (1) Deferred awards will be paid out in not more than 20 annual installments beginning with the 15th day of the month next following the month in which the Participant retires or his/her employment is terminated.



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                          SECTION 5 GENERAL PROVISIONS

5.1      UNFUNDED OBLIGATION

         The deferred amounts to be paid to Participants pursuant to this Plan are unfunded obligations of the Company. The Company is not required to segregate any monies from its general funds, to create any trusts, or to make any special deposits with respect to this obligation. Beneficial ownership of any investments, including trust investments, which the Company may make to fulfill this obligation shall at all times remain in the Company. Any investments and the creation or maintenance of any trust or memorandum accounts shall not create or constitute a trust or a fiduciary relationship between the Management Committee or the Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or his or her Beneficiary or his or her creditors in any assets of the Company whatsoever. The Participants shall have no claim against the Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to this Plan.

5.2      DISCRETIONARY INVESTMENT BY COMPANY

         The Management Committee may direct that an amount equal to the deferred amounts shall be invested by the Company as the Management Committee, in its sole discretion, shall determine. The Management Committee may, in its sole discretion, determine that all or some portion of an amount equal to the deferred amounts shall be paid into one or more grantor trusts to be established by the Company of which it shall be the beneficiary, and to the assets of which it shall become entitled as and to the extent that Participants receive benefits under this Plan. The Management Committee may designate an investment advisor(s) to direct investments and reinvestments of funds, including investments of any grantor trusts hereunder, and, subject to Section 4.5, may consider (but shall not be bound by) investment direction from Participants regarding the amounts credited to his or her Memorandum Account.

5.3      BENEFICIARY

         The term "Beneficiary" shall mean the person or persons to whom payments are to be made pursuant to the terms of the Plan in the event of the Participant's death. The designation shall be on a form provided by the Management Committee, executed by the Participant, and delivered to the Committee. A Participant may change his Beneficiary designation at any time. A designation by a Participant under the Burlington Resources Inc. Deferred Compensation Plan, the Sonat Plan or the Coastal Plans shall remain in effect under this Plan unless it is revoked or changed under this Plan. If no Beneficiary is designated, the designation is ineffective, or in the event the Beneficiary dies before the balance of the Memorandum Account is paid, the balance shall be paid to the Participant's spouse or lineal descendants, to the Participant's estate (unless the Management Committee for a given year has designated investment in an annuity, in which case the payment options selected by the Participant with respect thereto shall govern).



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El Paso Corporation                                                      Page 11
Deferred Compensation Plan

5.4      PERMANENT DISABILITY

         A Participant shall be deemed to have become disabled for purposes of this Plan if the Management Committee finds, upon the basis of medical evidence satisfactory to it, that the Participant is totally disabled, whether due to physical or mental condition, so as to be prevented from engaging in further employment by the Company or any of its subsidiaries and that such disability will be permanent and continuous during the remainder of his or her life.

5.5      INCAPACITY OF PARTICIPANT OR BENEFICIARY

         If the Management Committee finds that any Participant or Beneficiary to whom a payment is payable under the Plan is unable to care for his or her affairs because of illness or accident or is under a legal disability, any payment due (unless a prior claim therefore shall have been made by a duly appointed legal representative) at the discretion of the Committee, may be paid to the spouse, child, parent or brother or sister of such Participant or Beneficiary or to any person whom the Committee has determined has incurred expense for such Participant or Beneficiary. Any such payment shall be a complete discharge of the obligations of the Company under the provisions of the Plan.

5.6      NONASSIGNMENT

          The right of a Participant or Beneficiary to the payment of any amounts under the Plan may not be assigned, transferred, pledged or encumbered nor shall such right or other interest be subject to attachment, garnishment, execution or other legal process, except that any right of a Participant or Beneficiary to the payment of any amounts under the Plan may be waived, released or otherwise relinquished by a Participant to enable such Participant to receive similar benefits under another plan or program maintained by the Company.

5.7      NO RIGHT TO CONTINUED EMPLOYMENT

         Nothing in the Plan shall be construed to confer upon any Participant any right to continued employment with the Company or a subsidiary, nor interfere in any way with the right of the Company or a subsidiary to terminate the employment of such Participant at any time without assigning any reason therefor.

5.8      WITHHOLDING TAXES

         Provision shall be made for the withholding of taxes under the Federal Insurance Contributions Act at the time of vesting of benefits under the Plan and appropriate income taxes shall be withheld from payments made to Participants pursuant to this Plan, including if so determined by the Management Committee, with respect to any payment otherwise to be made in the form of Company Common Stock, but not limited to, withholding a sufficient number of shares of Company Common Stock to satisfy the minimum required federal, state and local income and employment tax withholding obligations associated with such distribution; with the value of such shares withheld to be determined by using the fair market value (average of high



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El Paso Corporation                                                      Page 12
Deferred Compensation Plan
and low selling prices of the Company Common Stock, as reported in the NYSE-Composite Transactions by The Wall Street Journal or any other comparable service the Plan Administrator may determine is reliable) on the day prior to day the distribution is made, or if the New York Stock Exchange is closed on said day, the next succeeding business day.

5.9      TERMINATION AND AMENDMENT

         The Board or the Compensation Committee may from time to time amend, suspend or terminate the Plan, in whole or in part, and if the Plan is suspended or terminated, the Board or the Compensation Committee may reinstate any or all of its provisions. The Management Committee may amend the Plan provided that it may not suspend or terminate the Plan, substantially increase the administrative cost of the Plan or the obligations of the Company, or expand the classification of employees who are eligible to participate in the Plan. No amendment, suspension or termination may impair the right of a Participant or his designated beneficiary to receive the deferred compensation benefit accrued prior to the effective date of such amendment, suspension or termination. The Board amended and restated the Plan effective as of June 13, 2002. The Board had previously amended and restated the Plan effective as of December 7, 2001 and August 1, 1998, in connection with the reorganization of the Company into a holding company structure whereby the Company became the publicly held company and El Paso Natural Gas Company became a wholly owned subsidiary. This Plan was assumed by the Company pursuant to an Assignment and Assumption Agreement effective as of August 1, 1998, by and between the Company and El Paso Natural Gas Company.

5.10     APPLICABLE LAW

         The Plan shall be construed and governed in accordance with the laws of the State of Texas, except to the extent preempted by applicable federal law.

5.11     COMPLIANCE WITH SECURITIES LAWS

         The Company's intention is that, so long as any of the Company's equity securities are registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, this Plan shall be operated in compliance with
Section 16(b) thereof, and the rules and regulations promulgated thereunder; and, if any Plan provision or transaction is found not to comply with Section 16(b), that provision or transaction, as the case may be, shall be deemed null and void. Notwithstanding anything in the Plan to the contrary, the Management Committee, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are subject to Section 16(b) without so restricting, limiting or conditioning the Plan with respect to other Participants.

5.12     SOURCE OF COMMON STOCK AND ADJUSTMENTS

         Any shares of Common Stock delivered pursuant to this Plan shall consist of Common Stock held in the Company's treasury or out of authorized but unissued shares of the Company, or partly out of each, as shall be determined by the Management Committee or the Company, as



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El Paso Corporation                                                      Page 13
Deferred Compensation Plan
appropriate; provided such shares are available pursuant to the original plan from which they were deferred. Shares of Common Stock deferred under this Plan as a result of an Equity Award are subject to the terms and conditions of the plan from which the Equity Award was originally granted.

         In the event of a recapitalization, stock split, stock dividend, exchange of shares, merger, reorganization, change in corporate structure or shares of the Company or similar event, the Board, upon the recommendation of the Management Committee, may make appropriate adjustments in the number of shares credited to each Participant's Deferred Stock Account.

5.13     REGULATORY APPROVALS AND LISTING

         The Company shall not be required to issue any certificate for shares of Common Stock upon the distribution of Common Stock under the Plan prior to:
(a) obtaining any approval or ruling from the Securities and Exchange Commission, the Internal Revenue Service or any other governmental agency which the Company, in its sole discretion, shall determine to be necessary or advisable; (b) listing of such shares on any stock exchange on which the Common Stock may then be listed; or (c) completing any registration or other qualification of such shares under any federal or state laws, rulings or regulations of any governmental body which the Company, in its sole discretion, shall determine to be necessary or advisable.

         All certificates for shares of Common Stock delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Management Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which Common Stock is then listed and any applicable federal or State securities laws, and the Management Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The foregoing provisions of this paragraph shall not be effective if and to the extent that the shares of Common Stock delivered under the Plan are covered by an effective and current registration statement under the Securities Act of 1933, as amended, or if and so long as the Management Committee determines that application of such provisions are no longer required or desirable. In making such determination, the Management Committee may rely upon an opinion of counsel for the Company.



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El Paso Corporation                                                      Page 14
Deferred Compensation Plan

         IN WITNESS WHEREOF, the Company has caused the Plan to be amended and restated effective as of June 13, 2002.


                                       EL PASO CORPORATION


                                       By /s/ Joel Richards III
                                         ---------------------------------------
                                         Executive Vice President
                                         Human Resources and Administration


ATTEST:

By /s/ David L. Siddall
  --------------------------------
Title: Corporate Secretary



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El Paso Corporation                                                      Page 15
Deferred Compensation Plan